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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Omtool, Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                      April 23, 2008

Dear Fellow Stockholder:

        You are cordially invited to attend our Annual Meeting of Stockholders, which will be held this year on Tuesday, May 20, 2008, at 10:00 A.M. local time, at the offices of Omtool, Ltd. at 6 Riverside Drive, Andover, Massachusetts 01810.

        At this year's meeting, you are asked to elect three Class II directors. The accompanying Notice of Meeting and Proxy Statement describes the proposal being put to the vote of Omtool, Ltd.'s stockholders at this year's meeting. We urge you to read this information carefully.

        Your Board of Directors unanimously believes that the election of its nominees as directors is in the best interest of Omtool, Ltd. and its stockholders and accordingly recommends votes FOR Item 1 on the enclosed proxy card.

        Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy ballot in the envelope provided, complete your proxy by calling the toll-free telephone number listed on the enclosed proxy voting instructions card, or complete your proxy via the Internet at the Internet address listed on the enclosed proxy voting instructions card. If the address on the accompanying material is incorrect, please advise the Company in writing at 6 Riverside Drive, Andover, Massachusetts 01810, Attention: Daniel A. Coccoluto.

For the Board of Directors,

Robert L. Voelk Chief Executive Officer, President and Chairman of the Board

OMTOOL, LTD.
6 RIVERSIDE DRIVE
ANDOVER, MASSACHUSETTS 01810

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on May 20, 2008

To The Stockholders:

        The Annual Meeting of Stockholders of Omtool, Ltd., a Delaware corporation, will be held on Tuesday, May 20, 2008 at 10:00 A.M. local time at the offices of Omtool, Ltd. at 6 Riverside Drive, Andover, Massachusetts 01810, for the following purposes:

  1.
  To elect three Class II directors, each to serve for a term of three years.

  2.
  To transact such other business as may properly come before the meeting and any adjournments thereof.

        Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on Tuesday, April 8, 2008, the record date fixed by the Board of Directors for such purpose. To ensure your representation at the meeting, whether or not you plan to attend the meeting, please vote in one of the following three ways: (1) by completing, signing and dating the enclosed proxy card and returning it as promptly as possible in the enclosed postage-prepaid envelope; (2) by completing your proxy by using the toll-free telephone number listed on the enclosed proxy voting instructions card; or (3) by completing your proxy via the Internet at the Internet address listed on the enclosed proxy voting instructions card.

By Order of the Board of Directors, Daniel A. Coccoluto Secretary
Andover, Massachusetts April 23, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE (1) COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE; (2) COMPLETE YOUR PROXY USING THE TOLL-FREE TELEPHONE NUMBER LISTED ON THE ENCLOSED PROXY VOTING INSTRUCTIONS CARD; OR (3) COMPLETE YOUR PROXY VIA THE INTERNET AT THE INTERNET ADDRESS LISTED ON THE ENCLOSED PROXY VOTING INSTRUCTIONS CARD IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

OMTOOL, LTD.
6 RIVERSIDE DRIVE
ANDOVER, MASSACHUSETTS 01810

PROXY STATEMENT

April 23, 2008

        Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Omtool, Ltd. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, May 20, 2008 at 10:00 A.M. local time, at the offices of Omtool, Ltd. at 6 Riverside Drive, Andover, Massachusetts 01810.

        Only stockholders of record as of the close of business on April 8, 2008 (the "Record Date") will be entitled to vote at the meeting and any adjournments thereof. As of the Record Date, 4,704,267 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised. Each of the persons named as a proxy in this proxy statement is a director and/or executive officer of the Company.

        An Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 2007, is being mailed together with this proxy statement to all stockholders entitled to vote. It is anticipated that this proxy statement and the accompanying proxy will be first mailed to stockholders on or about April 23, 2008.

        The mailing address of the Company's principal executive offices is 6 Riverside Drive, Andover, Massachusetts 01810.

        All properly executed proxies returned in time to be counted at the meeting and not revoked will be voted, and with respect to the election of the members of the Board of Directors, will be voted as stated below under "Election of Directors." Where a choice has been specified on the proxy with respect to the foregoing matter, the shares represented by the proxy will be voted in accordance with that specification and, if no specification is indicated, will be voted FOR the matter.

        The representation in person or by proxy of at least a majority of all shares of Common Stock issued, outstanding and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee for election as director, or that contain one or more abstentions or broker "non-votes," are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on each such matter is required for approval; therefore, abstentions will have the practical effect of voting against each such matter since they are included in the number of shares present and voting on each such matter. However, broker "non-votes" are not considered shares entitled to vote and therefore will have no impact on the outcome of the vote. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

        The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

SECURITIES OWNERSHIP OF
MANAGEMENT AND PRINCIPAL STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date (except as set forth below): (i) by each person who, to the knowledge of the Company, owned beneficially more than 5% of the 4,704,267 shares of Common Stock of the Company outstanding at such date; (ii) by each director and nominee; (iii) by each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers," and (iv) by the directors, nominees and executive officers of the Company as a group. Unless otherwise indicated below, each person listed below maintains a business address in the care of Omtool, Ltd., 6 Riverside Drive, Andover, Massachusetts 01810 and has sole voting and investment power with respect to all shares of Common Stock owned.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)(2)	Percent of Class
Michael Rapoport (3)	745,638	15.85%
c/o Broadband Capital Management LLC
712 5th Avenue
49th Floor
New York, NY 10019
Manchester Management Company, LLC	300,627	6.39%
535 Boylston Street
Suite 1101
Boston, MA 02116
Robert L. Voelk (4)	556,562	11.70%
Martin A. Schultz (5)	421,595	8.91%
William J. Rynkowski (6)	380,331	8.08%
Arnold E. Ditri (7)	68,143	1.44%
Daniel A. Coccoluto (8)	90,084	1.91%
Richard D. Cramer (9)	54,483	1.15%
Karen Cummings	78,330	1.67%
William J. Drummey (10)	37,212	* %
James P. O'Halloran	17,333	* %
All executive officers, nominees and directors as a group (9 persons) (2)	1,704,073	34.90%

*
Less than 1% of the outstanding Common Stock.

(1)
The persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted in the footnotes below and except to the extent authority is shared by spouses under applicable law.

(2)
The number of shares of Common Stock deemed outstanding includes (i) 4,704,267 shares of Common Stock outstanding as of the Record Date and (ii) 178,739 shares of Common Stock issuable pursuant to options held by the respective person or group that may be exercised within 60 days after the Record Date, as set forth below.

(3)
Based on Schedule 13G dated February 14, 2008 filed by Mr. Rapoport reflecting beneficial ownership as of December 31, 2007. Includes 3,000 shares of common stock and warrants to purchase 2,000 shares of common stock registered in the name of Broadband Capital Management LLC. Mr. Rapoport holds voting and/or dispositive powers over the securities held by Broadband Capital Management LLC.

(4)
Includes options to purchase up to 51,428 shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Voelk. Excludes 26,284 shares held in trust for the benefit of certain family members; Mr. Voelk disclaims beneficial ownership of such shares.

(5)
Includes options to purchase up to 28,572 options shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Schultz.

(6)
Excludes 10,666 options to purchase Common Stock issued to certain members of Mr. Rynkowski's immediate family; Mr. Rynkowski disclaims beneficial ownership of such shares.

(7)
Includes options to purchase up to 28,572 shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Ditri.

(8)
Includes options to purchase up to 21,716 options to purchase shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Coccoluto.

(9)
Includes options to purchase up to 28,572 options to purchase shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Cramer.

(10)
Includes options to purchase up to 19,879 shares of Common Stock that may be exercised within 60 days of the Record Date by Mr. Drummey.

        The following table provides information about the securities authorized for issuance under the Company's equity compensation plans as of December 31, 2007.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	480,469	(1)	$4.98	479,500	(2)
Equity compensation plans not approved by security holders	—		—	—

Total	480,469		$4.98	479,500

(1)
Issued pursuant to the Company's 1997 Stock Plan, as amended.

(2)
Available for issuance pursuant to the Company's 2007 Equity Compensation Incentive Plan.

PROPOSAL 1
ELECTION OF DIRECTORS

        No proxy may be voted for more people than the number of nominees set forth below. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for James P. O'Halloran, Arnold E. Ditri or William J. Drummey (by writing that individual director's name where indicated on the proxy) will be voted FOR the election of Messrs. O'Halloran, Ditri and Drummey, respectively. The Board of Directors knows of no reason why Messrs. O'Halloran, Ditri or Drummey should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person or fixing the number of directors at a lesser number.

Information Pertaining to Directors and Nominees

        In accordance with the Company's Amended and Restated By-laws (the "By-laws"), the Company's Board of Directors is divided into three classes. The Company's three Class II Directors, James P. O'Halloran, Arnold E. Ditri and William J. Drummey, have served as directors since October 2004, July 2001, and June 2005, respectively. The terms of Messrs. O'Halloran, Ditri and Drummey expire as of the date of the Annual Meeting of Stockholders to be held in 2008.

        Each director serves for a three-year term, with one class of directors being elected at each Annual Meeting of Stockholders. Each director holds office until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

        The following table sets forth for each nominee to be elected at the meeting and for each Director who will continue to serve as a director beyond the meeting, the year such nominee or director was first elected as a director, the positions currently held by such nominee or director with the Company, the year such nominee's or director's term will expire and the class of director of such nominee or director.

Nominee's or Director's Name and Year Nominee or Director First Became a Director	Position(s) Held	Year Term Will Expire	Class of Director
James P. O'Halloran (2004)	Director	2008	II
Arnold E. Ditri (2001)	Director	2008	II
William J. Drummey (2005)	Director	2008	II
Robert L. Voelk (1993)	Chairman of the Board of Directors, President and Chief Executive Officer	2009	III
Martin A. Schultz (1991)	Director	2009	III
Richard D. Cramer (1996)	Director	2010	I
William J. Rynkowski, Jr. (2007)	Senior Vice President and Director	2010	I

Occupations of Directors and Executive Officers

        The following table sets forth the Class II Director nominees to be elected at the meeting, the current directors who will continue to serve as directors beyond the meeting, and the current executive officers of the Company, their ages and the positions currently held by each such person with the Company:

Name	Age	Position
Robert L. Voelk	52	Chairman of the Board of Directors, President and Chief Executive Officer
Daniel A. Coccoluto	38	Chief Financial Officer, Treasurer and Secretary
Karen Cummings	43	Executive Vice President, Sales and Marketing
William J. Rynkowski, Jr	64	Director and Senior Vice President
Richard D. Cramer (2, 3)	45	Director
Arnold E. Ditri (1, 3)	71	Director
William J. Drummey (1, 2)	69	Director
James P. O'Halloran (1)	75	Director
Martin A. Schultz	52	Director

(1)
Member of Audit Committee.

(2)
Member of Compensation Committee.

(3)
Member of the Nominating and Corporate Governance Committee.

Directors to be Elected at the Meeting

        James P. O'Halloran has served as a Director of the Company since October 2004. From August 2002 to February 2004, Mr. O'Halloran served as President and Chief Operating Officer of FabTech Industries of Brevard, Inc., a certified supplier of precision components for the aerospace, defense, medical, fuel cell and high tech industries. From June 1999 to August 2001, Mr. O'Halloran was the Senior Vice President, Chief Financial Officer and Treasurer of Pegasystems. Mr. O'Halloran has served as a Director of Pegasystems since 1999. From 1991 to 1999, he served as President of G & J Associates, Ltd., a financial consulting firm. From 1956 to 1990, Mr. O'Halloran was with the international accounting firm of Arthur Andersen LLP serving as an audit partner from 1967 until his retirement in 1990. Since 1993, Mr. O'Halloran has served as a Director of ASA International, Ltd. ("ASA"), a designer and developer of proprietary vertical market software.

        Arnold E. Ditri has served as a Director of the Company since July 2001. Since September 2002, Mr. Ditri has been the Managing Director of Prodos Capital Management. From May 2000 until August 2003, he was the President of Ditri Management. Mr. Ditri was President and Chief Executive Officer of Hedstrom Corporation, a manufacturer and marketer of children's leisure and activity products, from March 1993 to December 2000. He was non-executive Chairman of Hedstrom from January 2001 to July 2001. Mr. Ditri served as President of Ditri Associates, Inc. from 1981 until 1994, which company, with a number of financial partners, specialized in acquiring and building under-achieving companies with Mr. Ditri serving as Chief Executive Officer of the acquired companies. From 1984 through 1988, Ditri Associates built Eagle Industries, Inc. in partnership with Great American Management, Inc. of Chicago. From 1961 to 1981, Mr. Ditri was a management consultant with Booz Allen & Hamilton and Touche Ross & Co. He was a partner in Touche Ross from 1967 to 1981.

        William J. Drummey has served as a Director of the Company since June 2005. In 1994, Mr. Drummey founded W.J. Drummey & Associates, an executive search firm that primarily focuses on the software industry. From October 1990 to June 1994, Mr. Drummey was Executive Vice President of Legent Corporation, a supplier of computer system productivity software for medium and large IBM and IBM compatible computers, where he was responsible for field operations. Prior to that, he served as Vice President of North American Sales for Lotus Corporation and prior to that, Cullinet Software. His experience in the software industry followed 19 years at IBM where he held a number of management and executive positions in sales, marketing and channel management.

Directors Whose Terms Extend Beyond the Meeting

        Martin A. Schultz, the founder of the Company, has served as a Director of the Company since its inception in March 1991. Mr. Schultz served as the Company's Chief Technology Officer from May 1998 to December 1999. Mr. Schultz served as the Company's President from its inception through August 1993 and from January 1996 through May 1999. Mr. Schultz served as Chief Executive Officer of the Company from March 1991 to January 1996. Since February 2006, Mr. Schultz has served as the Chief Executive Officer of Parents on Patrol, Inc. From February 2003 until February 2005, Mr. Schultz served as Chief Executive Officer of Imbrella Software, Inc., which provides tools for companies that want to reduce their risk of unregulated instant messaging on their networks. Since January 2003, Mr. Schultz has served as a Director of eSped.com, Inc. ("eSped"), which provides internet based applications, services and information to the K-12 education community. From March 2002 to January 2003, Mr. Schultz served as the Chief Executive Officer of eSped. From January 2000 to March 2002, Mr. Schultz was the Chief Technical Officer of eSped. Mr. Schultz served as Vice President of ASA from April 1989 to January 1991.

        Robert L. Voelk has served as a Director of the Company since August 1993. Mr. Voelk has served as Chief Executive Officer of the Company from January 1996 to December 1999 and from July 2000 to the present. Mr. Voelk has also served as President of the Company from August 1993 to January 1996 and from July 2000 to the present. Mr. Voelk has served as the Chairman of the Board of Directors of eSped since January 2000 and Chief Executive Officer from January 2000 to March 2002. Mr. Voelk was employed in various positions at ASA from 1981 to 1993, most recently serving as Executive Vice President and Director. Mr. Voelk is currently a director of ASA.

        Richard D. Cramer has served as a Director of the Company since January 1996. Since November 2006, Mr. Cramer has served as Senior Vice President of Global Operations for Signiant, a developer of digital media distribution management solutions for the media and entertainment industries. From February 2006 to October 2006, Mr. Cramer served as Vice President, Small and Medium Business and Educational Business Units of Saba Software, Inc. ("Saba"). Mr. Cramer served as Senior Vice President of Worldwide Sales and Marketing for CENTRA Software, Inc. ("CENTRA"), a developer and marketer of collaboration software solutions, from December 2003 until Saba merged with CENTRA in February 2006. From September 2001 to July 2003, Mr. Cramer served as President and Chief Executive Officer of Veridiem, Inc., a developer of enterprise software marketing solutions. From January 1999 to September 2001, Mr. Cramer was an independent sales and marketing consultant. He also served as Vice President, Sales and Marketing of CENTRA Software, Inc. from May 1996 to January 1999. Mr. Cramer served as Vice President of North American Field Operations at Avid Technology, Inc., a developer of nonlinear film, video and audio solutions, from 1989 to 1995 and Vice President and General Manager of the Desktop Division of Avid Technology, Inc. during 1996.

        William J. Rynkowski, Jr. has served as a Director of the Company since January 2007. In connection with the Company's acquisition of Blue Chip Technologies Ltd. ("BlueChip") on December 29, 2006, Mr. Rynkowski entered into an employment agreement to serve as Senior Vice President of the Company. Prior to the Company's acquisition of BlueChip, Mr. Rynkowski served as the President and Chief Executive Officer of BlueChip, a position he held since founding BlueChip in

1993 with the exception of the time period from April 2004 through October 2005 during which time Mr. Rynkowski served as BlueChip's Chief Executive Officer but not as its President. From 1966 until 1993, Mr. Rynkowski was employed by IBM where he held various professional and management positions in sales, marketing and business development for various industry sectors. During that tenure, Mr. Rynkowski was granted a chair assignment at the Prodigy Services Company, a joint venture of IBM, Sears and CBS.

Executive Officers

        Daniel A. Coccoluto has served the Company as Chief Financial Officer, Secretary and Treasurer since April 2005. Prior to that, Mr. Coccoluto served as the Company's Acting Chief Financial Officer, Secretary and Treasurer from September 2003 to April 2005. Prior to that, he served as the Company's Corporate Controller from March 1999 to September 2003. Mr. Coccoluto was an Audit Senior for Ernst & Young, LLP, a public accounting firm, from November 1996 to March 1999.

        Karen Cummings has served the Company as Executive Vice President, Sales and Marketing since June 2007. Prior to that, Ms. Cummings served as the Company's Executive Vice President, Marketing from October 2005 to June 2007. From June 2004 to October 2005, Ms. Cummings was a Principal at Spinnaker Consulting Group, a consulting firm that provides assistance with strategic and marketing planning. Prior to that, she served as the Chief Marketing Officer and Executive Vice President of Metatomix, Inc., a developer of semantic composite applications, from September 2001 to June 2004. From February 2000 to September 2001, Ms. Cummings served as the Vice President, Marketing of Sandy Bay Networks, Inc., a full service web design and development firm. From August 1999 to January 2000, Ms. Cummings served as Vice President, Marketing and Business Development for Quickbuy, Inc., an internet commerce company. Prior to that, Ms. Cummings served as Vice President, Marketing and Business Development for Advanced Visual Systems, Inc., a developer of interactive data visualization software and solutions, from February 1999 to July 1999. From July 1992 to January 1999, Ms. Cummings held various positions at SystemSoft Corporation, a developer of system-level software solutions. From 1989 to 1992, Ms. Cummings held various positions in marketing at Intel Corporation.

        Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or directors of the Company.

Recommendation

        The Board of Directors unanimously believes that the election of its nominees as directors is in the best interest of the Company and its stockholders and accordingly recommends a vote FOR Item 1 on the enclosed proxy card.

CORPORATE GOVERNANCE AND BOARD MATTERS

Independence of Members of the Board of Directors

        A majority of the members of the Board of Directors are independent directors within the meaning of the Company's director independence standards and the director independence standards of The Nasdaq Stock Market, Inc. ("Nasdaq"). The Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of the Company's and Nasdaq's director independence standards. The independent directors of the Company are: Richard D. Cramer, Arnold E. Ditri, William J. Drummey, James P. O'Halloran, and Martin A. Schultz. Although our Common Stock is no longer traded on Nasdaq, we currently use Nasdaq's definition of independence when evaluating the independence of the members of the Board of Directors and its committees.

Executive Sessions of Independent Directors

        The independent directors have had regularly scheduled meetings at which only independent directors were present. The independent directors intend to continue to hold executive sessions at least two times per year in conjunction with regularly scheduled board meetings.

Policies Governing Director Nominations

        The Nominating and Corporate Governance Committee of the Board of Directors (the "Nominating Committee") is responsible for identifying individuals qualified to become members of the Board of Directors and recommending for the Board of Directors' selection director nominees for election at the next annual or other properly convened meeting of shareholders.

  Process for Consideration of Nominees.

        Identification of Candidates.    The Nominating Committee shall identify candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations properly submitted by shareholders or by such other methods as the Nominating Committee deems helpful to identify candidates.

        Evaluation Process.    Once candidates have been identified, the Nominating Committee shall confirm that the candidates meet all of the minimum qualifications for director nominees. The Nominating Committee may gather information about the candidates through interviews; detailed questionnaires regarding the candidate's experience, background and independence; comprehensive background checks; or by any other means that the Nominating Committee deems to be helpful in the evaluation process. The Nominating Committee shall then meet, discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. Other than the procedural requirements for recommendations of director nominees by stockholders (described below), the Nominating Committee shall make no distinction in the manner by which the Nominating Committee evaluates director nominees, whether nominated by the Board of Directors or by a stockholder.

        Recommendation of Nominees to Board of Directors.    Based upon the results of the evaluation process, the Nominating Committee shall recommend for the Board of Directors' selection the director nominees for election to the Board of Directors.

  Procedures for Recommendation of Nominees by Stockholders.

        The Nominating Committee will consider candidates for the Board of Directors who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating Committee for director candidates, shall follow the following procedures:

        While stockholders can submit recommendations for director nominees at any time, in order for the Nominating Committee to consider a candidate submitted by a stockholder with respect to potential nomination at a particular annual or special meeting of the stockholders at which directors will be elected, the Secretary of the Company must receive any such recommendation for nomination not later than the close of business on the 120th day before the first anniversary of the date this proxy statement was first sent to stockholders in connection with the preceding year's annual meeting. Nominations received after such date shall be considered for the next annual meeting of stockholders.

        Such recommendation for nomination must be in writing and include the following:

  1.
  Name and address of the stockholder making the recommendation, as they appear on the Company's books and records;

  2.
  Name of the individual recommended for consideration as a director nominee;

  3.
  A written statement from the stockholder making the recommendation stating why the recommended candidate would be able to fulfill the duties of a director and whether the security holder consents to being identified in the Company's proxy statement;

  4.
  Any other information (such as biographical data) regarding the recommended candidate that the stockholder would like to submit to the Nominating Committee to assist it in its evaluation of the candidate; and

  5.
  The recommended candidate's written consent to being named in the proxy statement as a nominee and to serve as a director (if recommended by the Nominating Committee, selected by the Board of Directors as a nominee and elected), assuming all other procedural and regulatory requirements are satisfied.

        Nominations should be sent to the attention of the Secretary of the Company by U.S. mail (including courier or expedited delivery service) c/o Omtool, Ltd., 6 Riverside Drive, Andover, MA 01810.

        The Secretary of the Company will promptly forward any such nominations to the Nominating Committee. Once the Nominating Committee receives the nomination of a candidate, the candidate will be evaluated and, if appropriate, may be recommended for the Board of Directors' selection as a director.

  Director Qualifications and Skills

        The Nominating Committee seeks directors who possess appropriate qualifications and skills and evaluates each individual candidate in the context of the overall composition and needs of the Board of Directors, with the objective of selecting a group that can best manage the Company's business and affairs and represent shareholder interests using its diversity of experience.

        A majority of the members of the Board of Directors and all members of all committees of the Board of Directors shall meet the independence requirements to the extent required by the rules promulgated by the Securities and Exchange Commission (the "SEC") and any exchange, quotation system or market upon which the Company's securities are traded (the "Regulatory Bodies"), as in effect from time to time. This assessment includes consideration of the adequacy of the experience of the directors, who, in the belief of the Nominating Committee, must have, at a minimum, substantial or significant business or professional experience or an understanding of technology, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Company.

        The following are the specific qualities or skills that the Nominating Committee believes are necessary for one or more of the directors to possess:

  •
  Economic, technical, scientific, academic, financial, accounting, legal, marketing or other expertise applicable to the business of the Company;

  •
  Leadership or substantial achievement in their particular fields;

  •
  Demonstrated ability to exercise sound business judgment;

  •
  Integrity and high moral and ethical character;

  •
  Potential to contribute to the diversity of viewpoints, backgrounds or experiences of the Board of Directors as a whole;

  •
  Capacity and desire to represent the balanced, best interests of the shareholders as a whole and not primarily a special interest group or constituency;

  •
  Ability to work well with others;

  •
  High degree of interest in the business of the Company;

  •
  Dedication to the success of the Company;

  •
  Commitment to responsibilities of a director;

  •
  Absence of any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors; and

  •
  International business or professional experience.

Policy Governing Security Holder Communications with the Board of Directors

        The Board of Directors provides to every security holder the ability to communicate with the Board of Directors as a whole and with individual members of the Board of Directors through an established process for security holder communication as follows:

        For security holder communication directed to the Board of Directors as a whole, security holders may send such communication to the attention of the Board of Directors via the method listed below:

        U.S. mail or expedited delivery service:

          Omtool, Ltd.
          6 Riverside Drive
          Andover, MA 01810
          Attn: Board of Directors

        For security holder communication directed to an individual director in his or her capacity as a member of the Board of Directors, security holders may send such communication to the attention of the individual director via the method listed below:

        U.S. mail or expedited delivery service:

          Omtool, Ltd.
          6 Riverside Drive
          Andover, MA 01810
          Attn: [Name of Director]

        The Company will forward by U.S. mail any such security holder communication to the Board of Directors or any individual director, as specified by the security holder. Complaints and general communications related to accounting matters will be referred to members of the Company's Audit Committee of the Board of Directors (the "Audit Committee") pursuant to procedures adopted by the Audit Committee.

Policy Governing Director Attendance

        Each member of the Board of Directors is expected to make every reasonable effort to attend annual meetings of the Company, Board of Directors meetings and meetings of the committees on which he serves. One member of the Board of Directors attended the Annual Meeting of Stockholders held in May 2007.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board Meetings and Committees

        The Board of Directors met ten times, and took action by unanimous written consent three times during the fiscal year ended December 31, 2007. The standing committees of the Board of Directors are the Audit Committee, the Compensation Committee of the Board of Directors (the "Compensation Committee") and the Nominating Committee. Each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors (held during the period for which he was a director) and (2) the total number of meetings held by all committees of the Board on which he served (during the periods that he served).

Compensation Committee

        The Compensation Committee has broad authority to establish and approve all compensation for the Company's Chief Executive Officer and all other executive officers. The Compensation Committee also has the discretion to approve incentive compensation of employees and directors of and consultants to the Company. The Compensation Committee often works with the Chief Executive Officer to determine compensation for employees other than the Chief Executive Officer. The Compensation Committee met nine times and took action by written consent once during the fiscal year ended December 31, 2007. The Board of Directors has adopted a Compensation Committee Charter, which is available on the Investors sub-section of the Company's website at www.omtool.com. The current members of the Compensation Committee are Richard D. Cramer (chair) and William J. Drummey. The Board of Directors has determined that each current member of the Compensation Committee is independent within the meaning of the Company's director independence standards and those of the Regulatory Bodies.

Audit Committee

        The Audit Committee oversees the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Audit Committee is responsible for appointing, compensating and retaining the Company's independent registered public accounting firm; overseeing the work performed by any independent public accountants; and assisting the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Company to the SEC, the Company's shareholders and/or the general public; and (ii) the Company's internal financial and accounting controls. The Audit Committee also recommends, establishes and monitors procedures designed to improve the quality and reliability of the disclosure of the Company's financial condition and results of operations; and establishes and oversees procedures designed to facilitate: (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters; and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition to the foregoing, the Audit Committee is responsible for engaging advisors as necessary, determining the funding from the Company that is necessary or appropriate to carry out the Audit Committee's duties and distributing relevant funding provided by the Company. The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Investors sub-section of the Company's website at www.omtool.com. The current members of the Audit Committee are James P. O'Halloran (chair), Arnold E. Ditri and William J. Drummey. The Audit Committee met eight times and took action by written consent three times during the fiscal year ended December 31, 2007. Each member of the Audit Committee is able to read and understand financial statements of a complexity at least comparable to the Company's financial statements, and the Board of Directors has determined that each member of the Audit Committee qualifies as an "audit committee financial expert" under the rules of the SEC. Each member of the Audit Committee is also financially sophisticated as described in the NASD Marketplace Rules, and is independent within the meaning of the Company's director independence standards and those of the Regulatory Bodies.

Nominating and Corporate Governance Committee

        The Board of Directors has also established the Nominating Committee. The current members of the Nominating Committee are Richard D. Cramer (chair) and Arnold E. Ditri. The Board of Directors has determined that each current member of the Nominating Committee is independent within the meaning of the Company's director independence standards and those established by the Regulatory Bodies. The Nominating Committee met four times and took no action by written consent during the fiscal year ended December 31, 2007. The written charter for the Nominating Committee, adopted by the Company's Board of Directors, is available on the Investors sub-section of the Company's website at www.omtool.com.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics (the "Code of Ethics") that meets the requirements of a "code of ethics," as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934 and a "code of conduct," as defined by qualitative listing requirements promulgated by Nasdaq. The Code of Ethics applies to all of the Company's directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A current copy of the Code of Ethics is available on the Investors sub-section of the Company's website at www.omtool.com. A current copy of the Code of Ethics may also be obtained by any person, without charge, upon request directed to the Company at: Omtool, Ltd., 6 Riverside Drive, Andover, MA 01810, Attention: Compliance Officer.

        The Company will promptly disclose to investors, in compliance with applicable rules and regulations, amendments to the Code of Ethics, as well as waivers of the Code of Ethics, that apply or are granted to specified individuals, including directors, executive officers or certain other senior financial officers or persons performing similar functions, in each such case to the extent required by such rules and regulations.

COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND OFFICERS

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning the compensation for services paid or accrued by the Company for the fiscal year ended December 31, 2007, to (i) the individual who served as the Chief Executive Officer for the fiscal year ended December 31, 2007, and (ii) the two most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at end of the fiscal year ended December 31, 2007 (with the Chief Executive Officer, collectively, the "Named Executive Officers"):

Name and Principal Position	Year	Salary ($)	Bonus ($) (3)	Stock Awards ($) (4)	All Other Compensation ($) (1, 2, 5)	Total ($)

Robert L. Voelk Chief Executive Officer, President and Chairman of the Board	2007 2006	$350,000 $350,000	$0 $25,000	$153,288 $123,688	$40,221 $34,777	$543,509 $533,465

Daniel A. Coccoluto Chief Financial Officer, Secretary and Treasurer	2007 2006	$185,000 $175,000	$10,000 $15,000	$95,214 $41,143	$340 $273	$290,554 $231,416

Karen Cummings Executive Vice President, Sales and Marketing	2007 2006	$200,000 $200,000	$15,000 $15,000	$62,814 $58,350	$6,815 $6,312	$284,629 $279,662

(1)
In accordance with the rules of the SEC, other compensation in the form of perquisites and other personal benefits have not been separately identified because such perquisites and other personal benefits constituted less than the lesser of $25,000 or 10% of the total perquisites and personal benefits reported for the executive officer during the year ended December 31, 2007 and 2006.

(2)
The Company did not grant any stock options during fiscal year 2007 or fiscal year 2006. The Company does not have any non-equity incentive plans, pensions or nonqualified deferred compensation plans.

(3)
Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(4)
The market value of restricted stock awards was based upon the closing price for the Company's Common Stock on the date of award. Restricted stock awarded to the Named Executive Officers vests in four annual installments, beginning on the first anniversary of the date of the award. In 2007, Messrs. Voelk and Coccoluto and Ms. Cummings were each granted two restricted stock awards: one award began vesting on February 20, 2008 and will vest on the next three anniversaries of that date and the other award began vesting on March 6, 2008 and will vest on the next three anniversaries of that date. In 2006, Messrs. Voelk and Coccoluto were each granted a restricted stock award, of which one-quarter of the shares vested on each of February 1, 2007 and 2008, and the remaining half will vest in equal annual installments on the next two anniversaries of that date. In 2006, Ms. Cummings was granted a restricted stock award which began vesting on November 29, 2007 and will continue to vest in equal annual installments on the next three anniversaries of that date.

(5)
Consists of the Company's matching contributions related to the Company's 401(k) Plan, premiums for life insurance paid by the Company on behalf of the named executive officers and other personal benefits, and, in the case of Mr. Voelk, includes lease payments paid by the Company for a car lease in the name of Mr. Voelk.

GRANTS OF PLAN BASED AWARDS

        The following table sets forth information concerning restricted stock awards granted under the 2007 Equity Compensation Incentive Plan (the "2007 Stock Plan") by the Company to each of the Named Executive Officers during the fiscal year ended December 31, 2007:

		Estimated Future Payouts Under Equity Incentive Plan Awards

Name	Grant Date	Threshold (#) (1)	Target (#) (1), (2)	Maximum (#) (1), (2)	Grant Date Fair Value of Stock and Option Awards ($) (3)

Robert L. Voelk	2/20/2007	—	40,000	40,000	$129,600

	3/6/2007	—	8,741	8,741	$23,688

Daniel A. Coccoluto	2/20/2007	—	25,000	25,000	$81,000

	3/6/2007	—	5,245	5,245	$14,214

Karen Cummings	2/20/2007	—	15,000	15,000	$48,600

	3/6/2007	—	5,245	5,245	$14,214

(1)
The Company did not grant any non-equity incentive plan awards during the fiscal year ended December 31, 2007 to the Named Executive Officers. Each of Robert L. Voelk, Daniel A. Coccoluto, and Karen Cummings received two restricted stock awards during fiscal year 2007. Each award vests in four equal annual installments, commencing on the anniversary of the date of the grant. The numbers in this column reflect the number of shares of Common Stock that are issuable to the Named Executive Officers pursuant to his or her award.

(2)
The purchase price equals the par value of the Company's Common Stock ($0.01 per share).

(3)
Grant date fair value computed in accordance with Financial Accounting Standard 123R.

Disclosure relating to the Summary Compensation Table and the Grants of Plan Based Awards Table

        The stock awards described above in the Summary Compensation Table are the same as those described above in the Grants of Plan Based Awards Table. All of these awards consist of restricted stock that vests in equal annual installments over the four-year period following the date of the grant, provided that the Named Executive Officer is employed by the Company on the vesting date. Each of the Named Executive Officers has full shareholder rights with respect to the stock underlying the award, including voting power and the right to receive dividends, but may not dispose of such stock until it has vested. Upon the consummation of an acquisition of the Company, the vesting of these stock awards accelerates by a period of one year such that the recipient shall be credited with one year of additional service time to the Company as an employee. In the event that the Named Executive Officer is employed by the Company immediately prior to the consummation of an acquisition and is terminated without cause or terminates his or her own employment for good reason following the consummation of an acquisition, then all installments of the award vest in full immediately prior to such termination.

        The grant date fair value of these restricted stock awards does not represent the benefit derived by any executive officer for such award at the time of grant, since the executive officer is unable to realize any value on the stock award until he or she sells the underlying stock.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007

        The following table sets forth information concerning outstanding options to purchase the Company's Common Stock and restricted stock awards granted under the Company's 1997 Stock Plan, as amended and the 2007 Stock Plan held by each of the Named Executive Officers as of the fiscal year ended December 31, 2007:

	Option Awards			Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (11)

Robert L. Voelk (1)	51,428	$2.63	3/15/2011	—	—

(2)	—	—	—	8,203	$34,042

(3)	—	—	—	13,563	$56,286

(4)	—	—	—	40,000	$166,000

(5)	—	—	—	8,741	$36,275

Daniel A. Coccoluto (6)	2,858	$15.31	4/16/2009	—	—

(2)	—	—	—	2,500	$10,375

(7)	2,858	$8.53	10/11/2010	—	—

(3)	—	—	—	4,512	$18,725

(8)	16,000	$1.85	10/21/2013	—	—

(4)	—	—	—	25,000	$103,750

(5)	—	—	—	5,245	$21,767

Karen Cummings (9)	—	—	—	7,500	$31,125

(10)	—	—	—	11,250	$46,688

(4)	—	—	—	15,000	$62,250

(5)	—	—	—	5,245	$21,767

(1)
The option award for Mr. Voelk vested in four equal annual installments commencing on the first anniversary of the grant of the award. The option award began vesting on March 15, 2002, was fully vested on March 15, 2005 and will expire on March 15, 2011.

(2)
The restricted stock award vests in four equal annual installments commencing on the first anniversary of the grant of the award. Of the shares listed as not vested as of December 31, 2007, one-half of these shares vested on January 31, 2008 and the remaining one-half will vest on January 31, 2009.

(3)
The restricted stock awards vest in four equal annual installments commencing on the first anniversary of the grant of the award. Of the shares listed as not vested as of December 31, 2007, one-third of these shares vested on February 1, 2008 and the remaining two-thirds will vest in equal annual installments on the next two anniversaries of that date.

(4)
The restricted stock awards vest in four equal annual installments commencing on the first anniversary of the grant of the award. The restricted stock awarded was granted on February 20, 2007; one-quarter of the shares vested on February 20, 2008, and the remaining three-quarters will vest in equal annual installments on the next three anniversaries of that date.

(5)
The restricted stock awards vest in four equal annual installments commencing on the first anniversary of the grant of the award. The restricted stock awarded was granted on March 6, 2007; one-quarter of the shares vested on March 6, 2008, and the remaining three-quarters and will vest in equal annual installments on the next three anniversaries of that date.

(6)
The option award for Mr. Coccoluto vested in four equal annual installments commending on the first anniversary of the grant of the award. The option award began vesting on April 16, 2000, was fully vested on April 16, 2003 and expires on April 16, 2009.

(7)
The option award for Mr. Coccoluto vested in four equal annual installments commencing on the first anniversary of the grant of the award. The option award began vesting on October 11, 2001, was fully vested on October 11, 2004 and will expire on October 11, 2010.

(8)
The option award for Mr. Coccoluto vested in four equal annual installments commencing on the first anniversary of the grant of the award. The option award began vesting on October 21, 2004, was fully vested on October 21, 2007 and will expire on October 21, 2013.

(9)
The restricted stock award for Ms. Cummings vests in four equal annual installments commencing on the first anniversary of the grant of the award. Of the shares listed as not vested on December 31, 2007, one-half of these shares will vest on November 1, 2008 and the remaining one-half will vest on November 1, 2009.

(10)
The restricted stock award for Ms. Cummings vests in four equal annual installments commencing on the first anniversary of the grant of the award. Of the shares listed as not vested on December 31, 2007, one-third of these shares will vest on November 29, 2008 and the remaining two-thirds will vest in equal annual installments on the next two anniversaries of that date.

(11)
Market value was determined using the Company's stock price as of December 31, 2007.

STOCK VESTED TABLE

        The following table sets forth information concerning restricted stock awards held by the Named Executive Officers that vested during the fiscal year ended December 31, 2007:

	Stock Awards

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Robert L. Voelk	8,622	$33,191

Daniel A. Coccoluto	2,753	$10,609

Karen Cummings	7,500	$21,375

TERMINATION OR CHANGE OF CONTROL PAYMENTS

        In August 2003, the Company entered into a letter agreement with Robert L. Voelk providing for severance payments and certain benefits upon a "qualified termination" of Mr. Voelk's employment, provided that Mr. Voelk executes a separation agreement and general release in a form acceptable to the Company. For purposes of Mr. Voelk's agreement, a "qualified termination" means that his employment is terminated by the Company without cause or by his resignation, in each case following a

Change of Control of the Company. The agreement provides severance payments to be made in equal monthly installments at Mr. Voelk's base salary rate in effect immediately prior to the qualified termination for twenty-four months from the date of the qualified termination. In addition to the base salary, the Company will also pay Mr. Voelk's healthcare and dental insurance premiums (equal to the amounts it paid during Mr. Voelk's employment) until the earlier of (a) 18 months from the date of the qualified termination, or (b) the date on which Mr. Voelk becomes ineligible to receive COBRA coverage. The Company will also continue to provide, during the twenty-four month period, (a) a Company-paid vehicle (including operating costs and insurance) consistent with the benefit he currently receives, (b) life insurance coverage in the amount of $500,000, and (c) disability insurance coverage. Total severance payments would be approximately $790,000 if the qualified termination occurred on December 31, 2007.

        In August 2003, the Company also entered into a letter agreement with Daniel A. Coccoluto providing for severance payments and certain benefits upon a "qualified termination" of Mr. Coccoluto's employment, provided that Mr. Coccoluto executes a separation agreement and general release in a form acceptable to the Company. For purposes of Mr. Coccoluto's agreement, a "qualified termination" means that his employment is terminated by the Company without cause or by Mr. Coccoluto for good reason within the first twelve months after a change of control of the Company. The agreement provides severance payments to be made in equal monthly installments at Mr. Coccoluto's base salary rate in effect immediately prior to the qualified termination for twelve months from the date of the qualified termination. In addition to the base salary, the Company will also pay Mr. Coccoluto's healthcare and dental insurance premiums (equal to the amounts it paid during Mr. Coccoluto's employment) until the earlier of (a) 12 months from the date of the qualified termination, or (b) the date on which Mr. Coccoluto becomes ineligible to receive COBRA coverage. Total severance payments would be approximately $200,000 if the qualified termination occurred on December 31, 2007.

        In April 2007, the Company also entered into a letter agreement with Karen Cummings providing for severance payments and certain benefits upon a "qualified termination" of Ms. Cummings's employment, provided that Ms. Cummings executes a separation agreement and general release in a form acceptable to the Company. For purposes of Ms. Cummings's agreement, a "qualified termination" means that her employment is terminated by the Company without cause or by Ms. Cummings for good reason within the first twelve months after a change of control of the Company. The agreement provides severance payments to be made in equal monthly installments at Ms. Cummings's base salary rate in effect immediately prior to the qualified termination for twelve months from the date of the qualified termination. In addition to the base salary, the Company will also pay Ms. Cummings's healthcare and dental insurance premiums (equal to the amounts it paid during Ms. Cummings's employment) until the earlier of (a) 12 months from the date of the qualified termination, or (b) the date on which Ms. Cummings becomes ineligible to receive COBRA coverage. Total severance payments would be approximately $215,000 if the qualified termination occurred on December 31, 2007.

DIRECTOR COMPENSATION

        The following table sets forth information concerning the compensation for services paid or accrued by the Company for the fiscal year ended December 31, 2007 to each of the individuals who served as a director of the Company during fiscal year 2007:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($)	All Other Compensation ($) (2)	Total ($)

Richard D. Cramer (3)	$38,500	$6,480	—	—	$44,980

Arnold E. Ditri (4)	$37,000	$6,480	—	—	$43,480

William J. Drummey (5)	$40,500	$6,480	—	—	$46,980

James P. O'Halloran (6)	$36,000	$6,480	—	—	$42,480

William J. Rynkowski, Jr. (7)	—	$6,480	—	$129,469	$135,949

Martin A. Schultz (8)	$23,000	$6,480	—	$6,000	$35,480

(1)
This amount represents restricted stock awards of 2,000 shares of Common Stock made on February 19, 2007. The restricted stock awards vest in four equal installments beginning on the first anniversary of the award. The restricted stock awarded to each of the above directors began vesting on February 20, 2008 and will vest in equal annual installments on the next three anniversaries of that date. Value was determined based upon the grant date fair value.

(2)
The Company does not have any non-equity incentive plans, pensions or nonqualified deferred compensation plans.

(3)
Mr. Cramer has stock options exercisable for up to 28,572 shares of Common Stock at an exercise price of $10.06 per share, which options shall expire on January 13, 2010. As of December 31, 2007, Mr. Cramer also held 2,063 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Cramer acquired at a purchase price of $.01 per share. One-half of these shares vested on January 31, 2008 and the remaining one-half will vest on January 31, 2009. Mr. Cramer also held 2,250 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Cramer acquired at a purchase price of $.01 per share. One-third of these shares vested on February 1, 2008 and the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

(4)
Mr. Ditri has stock options exercisable for up to 28,572 shares of Common Stock at an exercise price of $2.63 per share, which options shall expire on July 11, 2011. As of December 31, 2007, Mr. Ditri also held 1,500 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Ditri acquired at a purchase price of $.01 per share. One-half of these shares vested on January 31, 2008 and the remaining one-half will vest on January 31, 2009. Mr. Ditri also held 2,250 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Ditri acquired at a purchase price of $.01 per share. One-third of these shares vested on February 1, 2008 and the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

(5)
Mr. Drummey has stock options exercisable for up to 19,879 shares of Common Stock at an exercise price of $2.20 per share, which options shall expire on March 15, 2015. As of December 31, 2007, Mr. Drummey also held 4,667 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Drummey acquired at a purchase price of

  $.01 per share. One-half of these shares will vest in on July 28, 2008 the remaining one-half will vest on July 28, 2009. Mr. Drummey also held 2,250 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Drummey acquired at a purchase price of $.01 per share. One-third of these shares vested on February 1, 2008 and the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

(6)
As of December 31, 2007, Mr. O'Halloran held 4,667 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. O'Halloran acquired for a purchase price of $.01 per share. One-half of these shares vested on January 31, 2008 and the remaining one-half will vest on January 31, 2009. Mr. O'Halloran also held 2,250 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. O'Halloran acquired at a purchase price of $.01 per share. One-third of these shares vested on February 1, 2008 and the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

(7)
Mr. Rynkowski serves as Senior Vice President of the Company, and received $120,000 in salary as well as $9,469 in other benefits as an employee, including Company's matching contributions related to the Company's 401(k) Plan, premiums for life insurance paid by the Company and car allowance payments, all of which are listed under "All Other Compensation." The restricted stock award listed in the table above was compensation for his service as a director of the Company. Mr. Rynkowski has no stock options outstanding, and as of December 31, 2007, held no additional unvested shares of Common Stock under outstanding restricted stock awards.

(8)
Mr. Schultz has stock options exercisable for up to 28,572 shares of Common Stock at an exercise price of $2.63 per share, which options shall expire on July 11, 2011. As of December 31, 2007, Mr. Schultz also held 1,500 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Schultz acquired for a purchase price of $.01 per share. One-half of these shares vested on January 31, 2008 and the remaining one-half will vest on January 31, 2009. Mr. Schultz also held 2,250 shares of unvested Common Stock under outstanding restricted stock awards, which shares Mr. Schultz acquired at a purchase price of $.01 per share. One-third of these shares vested on February 1, 2008 and the remaining two-thirds will vest ratably annually thereafter on the anniversary of that date.

Compensation of Directors

        During 2007, we compensated our independent directors based on the following fees:

—	Retainer of $20,000 (a portion of which the director may elect to put toward health insurance premiums)
—	A fee of $1,500 for each quarterly Board of Directors meeting attended
—	A fee of $500 for each committee meeting attended
—	Additional retainer fees as follows:
	•	$5,000 for the Audit Committee Chair
	•	$2,500 for members of the Audit Committee
	•	$2,500 for each of the Chairs of the Nominating Committee and Compensation Committee
	•	$1,500 for members of the Nominating Committee and Compensation Committee

        Outside directors have been and will continue to be reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings. No director who is an employee of the Company receives separate compensation for services rendered as a director.

        Non-employee directors may elect to receive individual and family medical insurance coverage under the Company's Group Medical and Dental Plans. If a director elects to receive medical insurance coverage, $6,000 is deducted from his retainer to pay for the coverage. Of the non-employee directors only Mr. Schultz has elected to take the Company-paid medical coverage.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During the last year, no executive officer of the Company served as (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Compensation Committee; (ii) a director of any other entity, one of whose executive officers served on the Compensation Committee; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company. No person who served as a member of the Compensation Committee was, during the fiscal year ended December 31, 2007, an officer or employee of the Company, was formerly an officer of the Company, or had any relationship requiring disclosure herein.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee oversees the Company's financial reporting process on behalf of the Company's Board of Directors. Management of the Company has the primary responsibility for the preparation of the Company's financial statements and the financial reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report with management. As part of this review, the Audit Committee discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the Company's financial statements.

        The Audit Committee reviewed and discussed the Company's audited financial statements for the fiscal year ended December 31, 2007 with the Company's independent registered public accounting firm, Vitale, Caturano and Company, Ltd. ("Vitale"). The Audit Committee also discussed with Vitale, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, Vitale's judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

        The Audit Committee has received from and discussed with Vitale the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Vitale its independence. The Audit Committee also discussed with Vitale any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Further, the Audit Committee discussed with Vitale the overall scope and plans for Vitale's audit of the Company's financial statements. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of the Company's financial reporting.

        The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Company's and Nasdaq's director independence standards, as well as the

SEC's heightened director independence standards for audit committee members. The Audit Committee believes that each of its members is financially sophisticated and is able to read and understand the consolidated financial statements of the Company. The Board of Directors has also determined that each member of the Audit Committee is an "audit committee financial expert" as defined in applicable SEC rules. The Audit Committee has adopted a written charter setting out the audit-related functions the Audit Committee is to perform and reviews this charter at least annually to ensure its sufficiency. The Audit Committee reviewed its charter during the year ended December 31, 2007. The charter of the Audit Committee is available on the Investors section of the Company's website, www.omtool.com.

        In reliance on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors subsequently approved, the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K for the year ended December 31, 2007, which report was filed with the SEC. The Audit Committee has selected Vitale as the Company's registered public accounting firm for fiscal year 2008.

        This report has been respectfully submitted by the members of the Audit Committee of the Board of Directors.*

          James P. O'Halloran, Chair
          Arnold E. Ditri
          William J. Drummey

*
The Audit Committee Report is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

INDEPENDENT ACCOUNTANTS

Relationship with Independent Accountants

        Vitale has been the independent registered public accounting firm that audits the consolidated financial statements of the Company and its subsidiaries since April 5, 2005. In accordance with standing policy, Vitale will periodically change the personnel who work on the audit of the Company.

        The Audit Committee selected Vitale as the independent registered public accounting firm to the Company and its wholly owned subsidiary, Omtool Europe, Ltd., to serve as auditors for the fiscal years ending December 31, 2007 and 2006. The Company does not expect a member of Vitale to be present at the annual meeting, however, a member of the firm will have an opportunity to make a statement if he or she desires to do so and will be available, by telephone, to respond to appropriate questions.

Fees

        Aggregate fees for professional services rendered to the Company by Vitale for the fiscal year ended December 31, 2007 and 2006 were as follows:

Audit Fees

        Audit fees were approximately $156,000 for 2007 and $140,000 for 2006. Such fees were for professional services rendered for the audits of the Company's and the review of financial information included in the Company's Quarterly Reports on Form 10-Q, Annual Report on Form 10-K and fees related to filings with the SEC and accounting consultations. Audit fees for 2007 and 2006 include services rendered for the audit of BlueChip's consolidated financial statements.

Audit-Related Fees

        The Company incurred audit-related fees for approximately $17,000 in 2007 related to work associated with certain regulatory filings and the acquisition of BlueChip. The Company incurred audit-related fees of approximately $5,000 in 2006 related to technical research and compliance with the Sarbanes-Oxley Act of 2002.

Tax Fees

        The total fees incurred by the Company for tax services were approximately $34,000 in 2007 and $47,000 for 2006. The fees were for services related to tax compliance, the preparation of tax returns, tax planning and advice, and requests for rulings or technical advice from tax authorities.

All Other Fees

        The Company did not incur any fees for any other accountant-related services during 2007 or 2006.

Pre-Approval Policies and Procedures

        The Audit Committee has established a policy of reviewing, in advance, and either approving or disapproving, any audit, audit-related or non-audit service to be provided to the Company by any independent public or certified public accountant that is providing audit services to the Company. All of the audit, audit-related and tax services provided by Vitale to the Company in 2007 were approved by the Audit Committee by means of specific pre-approvals. All non-audit services provided by Vitale in 2007 were reviewed with the Audit Committee, which concluded that the provision of such services by Vitale was compatible with the maintenance of Vitale's independence in the conduct of its auditing functions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

eSped.com, Inc.

        On July 28, 2006, the Company entered into a Sublease Agreement (the "Sublease"), effective as of July 1, 2006, with eSped.com, Inc. ("eSped") whereby the Company subleases approximately 7,205 rentable square feet of the Company's office space located at 6 Riverside Drive, Andover, Massachusetts ("6 Riverside Drive") to eSped. Robert L. Voelk, the Chief Executive Officer and Chairman of the Board of the Company, is also the Chief Executive Officer and Chairman of the Board of eSped and Martin A. Schultz, a director of the Company, is also a director of eSped. The term of the Sublease is fifty-eight (58) months, during which period eSped will pay the Company monthly base rent of $8,383 ("Base Rent"). The Base Rent includes adjustments for office furniture that the Company provided to eSped and the build-out of a computer room shared by the Company and eSped at 6 Riverside Drive. eSped occupies approximately sixteen percent (16%) of the Company's office space at 6 Riverside Drive and, accordingly, pays sixteen percent (16%) of the Company's share of operating expenses and real estate taxes for 6 Riverside Drive, in addition to the Base Rent.

William J. Rynkowski, Jr.

        As disclosed on a Current Report on Form 8-K filed with the SEC on January 4, 2007, on December 29, 2006, the Company completed its acquisition of BlueChip. In connection with this acquisition, the Company issued a promissory note in the amount of $1,683,702 to the principal shareholder of BlueChip, William J. Rynkowski, Jr., as partial consideration for all of the outstanding shares of BlueChip. The note is payable in thirty-six equal monthly installments of approximately $47,000 and bears interest on the unpaid principal amount at a rate per annum equal to (a) the Prime Rate as set forth in the Wall Street Journal Money Rates column on the last business day of each month, which rate shall be deemed to be in effect for the entirety of such month; plus (b) one percent.

In addition to the promissory note, the Company issued 375,331 shares of Common Stock to Mr. Rynkowski and paid him approximately $562,000 in cash as consideration for all of the shares of BlueChip. Mr. Rynkowski was appointed Senior Vice President and Director of the Company in January 2007. As of April 10, 2008, the Company owed $1,075,699 to Mr. Rynkowski in principal amount of the promissory note. As of April 10, 2008, the Company made total principal and interest payments to Mr. Rynkowski of approximately $608,000 and $156,000, respectively.

Review, approval and ratification of transactions with related persons

        The Company's Board of Directors reviews all transactions that are required to be reported pursuant to Item 404 of Regulation S-K (each transaction, a "Related Person Transaction"). The Board of Directors evaluates each Related Person Transaction to ensure that it is on an "arm's length" basis and fair and equitable to the Company. If the Board of Directors determines that a Related Person Transaction is on an "arm's length basis" and is fair and equitable to the Company, the Board of Directors may elect to approve and ratify the transaction. If a member of the Board of Directors is an interested party in a Related Person Transaction, that director abstains from all review, evaluation, approval and ratification of the transaction. While these policies and procedures are not in writing, the Board of Directors evidences its approval of Related Person Transactions in the minutes of its meetings.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based solely on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2007 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2007.

STOCKHOLDER PROPOSALS

        Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of the Company must be received at the Company's principal executive offices no later than December 24, 2008. Under the By-laws, stockholders who wish to make a proposal at the next Annual Meeting—other than one that will be included in the Company's proxy materials—must notify the Company no earlier than November 24, 2008 and no later than December 24, 2008. If a stockholder who wishes to present a proposal fails to notify the Company by December 24, 2008, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the By-laws, the proposal is brought before the meeting, then under the SEC's proxy rules the proxies solicited by management with respect to the next Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail—Return Receipt Requested to Omtool, Ltd., 6 Riverside Drive, Andover, Massachusetts 01810, Attention: Daniel A. Coccoluto, Secretary.

INCORPORATION BY REFERENCE

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the section of the Proxy Statement entitled "Audit Committee Report" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

EXPENSES AND SOLICITATION

        Proxies may be solicited by the Company, by personal interview, mail and telephone. The Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. The cost of solicitation of proxies will be borne by the Company. The Company may, if appropriate, retain an independent proxy solicitation firm to assist in soliciting proxies. If the Company does so, it will pay that independent solicitation firm's customary fees and expenses.

HOUSEHOLDING

        Our Annual Report, including audited financial statements for the fiscal year ended December 31, 2007, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, Broadridge Financial Solutions, Inc. ("Broadridge") has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called "householding," is not being used, however, if Broadridge has received contrary instructions from one or more of the shareholders sharing an address. If your household has received only one Annual Report and one proxy statement, Omtool, Ltd. will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who makes a request to Omtool, Ltd., 6 Riverside Drive, Andover, MA 01810 (978) 327-5700, Attention: Daniel A. Coccoluto. You can also notify Broadridge that you would like to receive separate copies of Omtool, Ltd.'s Annual Report and proxy statement in the future by writing or calling your bank or broker. Even if your household has received only one Annual Report and one proxy statement, a separate proxy card should have been provided for each shareholder account. Each proxy card should be signed, dated, and returned in the enclosed self-addressed envelope. If your household has received multiple copies of Omtool Ltd.'s Annual Report and proxy statement, you can request the delivery of single copies in the future by completing the enclosed consent, if applicable, or writing or calling Broadridge directly at 1-800-353-0103.

ANNUAL MEETING OF STOCKHOLDERS OF

OMTOOL, LTD.

May 20, 2008

Please date, sign and mail
your proxy card in the
envelope provided as soon as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect three Class II directors to serve for three-year terms.		2.	To transact such other business as may properly come before the meeting and any adjournments thereof.
NOMINEES:
☐	FOR ALL NOMINEES	o James P. O’Halloran	THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.
o Arnold E. Ditri
o William J. Drummey
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)		The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.

	INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: •

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder:	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY	PROXY

OMTOOL, LTD.

This Proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders to be held on May 20, 2008

The undersigned hereby appoints Robert L. Voelk and Daniel A. Coccoluto, and each or both of them, proxies for the undersigned, with full power of substitution, to attend the Annual Meeting of Stockholders of Omtool, Ltd., to be held on May 20, 2008 at 10:00 a.m., at the offices of the Company, at 6 Riverside Drive, Andover, Massachusetts, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the Common Stock of the Company that the undersigned would be entitled to vote if personally present. This Proxy when properly executed, will be voted in accordance with your indicated directions. If no direction is made, this Proxy will be voted FOR the election of the candidates for Director listed hereon, and in the judgment of the proxies named herein with respect to such other business as may properly come before the meeting and any adjournments thereof.

The Board of Directors recommends a vote FOR the election of the candidates for Director listed hereon.

YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE
REVERSE SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

(Continued and to be signed on reverse side.)

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SECURITIES OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE AND BOARD MATTERS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN BASED AWARDS
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2007
STOCK VESTED TABLE
TERMINATION OR CHANGE OF CONTROL PAYMENTS
DIRECTOR COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT ACCOUNTANTS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
INCORPORATION BY REFERENCE
EXPENSES AND SOLICITATION
HOUSEHOLDING